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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549




                                    FORM 8-K
                                 CURRENT REPORT



                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):               May 11, 1995




                                   PRONET INC.
             (Exact name of registrant as specified in its charter)


    Delaware                         0-16029                   75-1832168
- ---------------             ------------------------        ----------------
(State or other             (Commission File Number)        (I.R.S. Employer
jurisdiction of                                          Identification Number)
incorporation)



600 Data Drive
Suite 100
Plano, Texas                                                75075
- -------------------------                                   -----
(Address of principal                                     (Zip Code)
  executive offices)


Registrant's telephone number,
  including area code:                                 (214) 964-9500


                                        1
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Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (a)  FINANCIAL STATEMENTS

          [none]

     (b)  PRO FORMA FINANCIAL INFORMATION

          [none]

     (c)  EXHIBITS

          Exhibit 1     - ProNet Inc. Press Release dated May 11, 1995
                          announcing commencement of Rule 144A Offering of $100 million principal amount of senior subordinated notes due 2005.

                                        2

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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             PRONET INC.
                                             (Registrant)




Date:     May 19, 1995                  By:  /s/ Jan E. Gaulding
                                             ------------------------------
                                             Jan E. Gaulding
                                             Senior Vice President and
                                             Chief Financial Officer
                                             (principal financial and
                                             accounting officer)


                                        3

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                              INDEX TO EXHIBITS
                                                                 Sequentially
 Exhibit                                                           Numbered
  Number                  Description of Exhibit                     Page
  ------                  ----------------------                     ----
 Exhibit 1     - ProNet Inc. Press Release dated May 11, 1995
                 announcing commencement of Rule 144A Offering of $100 million principal amount of senior subordinated notes due 2005.